SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
On January 15, 2014, the Company acquired all outstanding shares of Confluent Surgical, Inc., ("Confluent Surgical") - including its surgical sealant and adhesion barrier product lines - from Covidien Group S.a.r.l, ("Covidien") for an aggregate purchase price of $231.0 million. The Company paid Covidien an initial cash payment of $231.0 million upon the closing of the transaction and at that time made a separate prepayment of $4.0 million under a transitional supply agreement with an affiliate of Covidien. In addition, the Company may pay Covidien up to $30.0 million following the closing, contingent upon obtaining certain U.S. and European governmental approvals related to the completion of the transition of the Confluent Surgical business and the timely supply of products under the transitional supply agreement. The Company also entered into a transition services agreement with an affiliate of Covidien at the closing. This acquisition complements Integra's global neurosurgery growth strategy aimed at providing a broader set of solutions for surgical procedures in the head. Since the acquisition occurred subsequent to December 31, 2013 the acquisition is not included in the results of operations for any of the periods presented.

The Company borrowed $235.0 million under its Senior Credit Facility in January 2014 in order to fund this acquisition.